Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

ByzFunder NY LLC (the “Company”)
Guggenheim Securities, LLC (the “Structuring Agent”)
(together, the “Specified Parties”)

Re: ByzFunder Asset Securitization I, LLC, Asset-Backed Notes, Series 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Byzfunder KPMG Final review 042926.xlsx” provided by the Company on April 29, 2026, containing information on 5,857 merchant cash advances and small business loans (the “Receivables”) as of April 24, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the Series 2026-1 Notes by ByzFunder Asset Securitization I, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within $1.00, 0.01%, and 0.1 months, respectively.

•	The term “Cutoff Date” means April 24, 2026.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “Sources” means the following electronic records from the Company’s servicing system information provided by the Company related to the Selected Receivables (defined below):

Account Transactions screen	Underwriting – Credit screen
Deal Info screen	Underwriting – Offers screen
Merchant Info screen	Summary screen
Underwriting – ACH Schedule screen	Syndication screen
Underwriting – Business Info screen

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.	We selected the 100 largest Receivables from the Data File based on the “advance_balance_asofdate_NOS” field and randomly selected another 100 Receivables from the Data File using a random sampling tool (together, the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the methodology or the number of Receivables we were instructed to select from the Data File.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Merchant Name	Merchant Info screen Variations due to truncation, punctuation, abbreviation, or capitalization are not to be considered exceptions.
NAICS Code	Merchant Info screen, Underwriting – Business Info screen
Origination Credit Score	Underwriting – Credit screen
Entity Start Date	Underwriting – Business Info screen
Years in Business (at origination)	Recompute as the number of days between the Entity Start Date and the “Funded Date” in the Deal Info screen (“Funded Date”) divided by 365.
State	Merchant Info screen

Attribute	Sources / Instructions
Credit Tier	Underwriting – Offers screen

Deal Info screen

Consider “NA” from the Deal Info screen as “ByzFunder” and variations due to truncations are not considered to be exceptions.

The Company informed us that a value of “ByzFunder” is considered as merchant cash advance and a value of “GBR Funding West” or “Byzwash” is considered as small business loan.

Payment Frequency	Summary screen
Estimated Paid Off Date (at origination)	Summary screen
RTR Ratio	Deal Info screen Recompute as the quotient of (i) the “RTR Amount” in the Deal Info screen and (ii) the “Advance Amount” in the Deal Info screen.
Current Advance Balance (net of syndication)

Account Transactions screen, Syndication screen

Recompute as the product of (i) the “Advance Balance” in the Account Transactions screen (“Initial Advance Amount”) and (ii) the “Byzfunder Syndication percent” in the Syndication screen (the “Syndication Percentage”).

Expected Number of Collection Periods (months)

Underwriting – ACH Schedule screen

Recompute as the number of days between the Estimated Paid Off Date (at origination) and the “Start Date” in the Underwriting – ACH Schedule screen plus four (4) days, which the Company informed us was to account for payment processing, divided by 30, rounded down to the nearest whole number.

Calculated Receivables Yield

Deal Info screen

Recompute as the annual interest rate for the present value of the future cash flows (based on the Expected Number of Collection Periods (months) and the product of (i) the Initial Advance Amount (ii) the RTR Ratio, and (iii) a performance ratio of eighty percent (80%)) to equal the Initial Advance Amount.

Material Modification Flag	Summary screen In the event the Material Modification Flag was not stated in the Summary screen, consider the information to be in agreement if the Material Modification Flag is equal to 0.

Attribute	Sources / Instructions
Performance Ratio

Account Transactions screen

Recompute as the quotient of (i) the difference of “Cumulative Transferred to BF” and any fees collected after the Funded Date and (ii) the “Total Ant Amount to BF” listed in the Account Transactions screen.

For Selected Receivables with a Funded Date within 15 days from the Cutoff Date, consider the Performance Ratio to be one (1).

Expected Remaining Term (months)	Recompute as the number of days between the Estimated Paid Off Date (at origination) and the Cutoff Date, divided by 30, rounded down to the nearest whole number.
Missed Payment Factor	Account Transactions screen, Summary screen Recompute as the quotient of (i) the “Variance” in the Account Transactions screen and (ii) the “Expected Periodic Payment” in the Summary screen
Days Past Due Status

If the Payment Frequency is “Weekly,” consider the Days Past Due Status as follows:

i.     If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “A_Current”;

ii.     If Missed Payment Factor is less than four (4), consider Days Past Due Status to be “B_1-30”;

iii.   If Missed Payment Factor is greater than or equal to four (4) but less than eight (8), consider Days Past Due Status to be “B_31-60”; and,

iv.    If Missed Payment Factor is greater than or equal to eight (8) but less than 12, consider Days Past Due Status to be “B_61-90”

If the Payment Frequency is “Daily,” consider the Days Past Due Status as follows:

i.      If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “A_Current”;

ii.    If Missed Payment Factor is less than 22, consider Days Past Due Status to be “B_1-30”;

iii.    If Missed Payment Factor is greater than or equal to 22 but less than 44, consider Days Past Due Status to be “B_31-60”; and,

iv.    If Missed Payment Factor is greater than or equal to 44 but less than 66, consider Days Past Due Status to be “B_61-90”

Attribute	Sources / Instructions
Past Due Amount (net of syndication)	Account Transaction screen Recompute as the product of (i) the “Variance” in the Account Transactions screen and (ii) the Syndication Percentage.

We found such information to be in agreement except as listed in Exhibit B.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
May 7, 2026

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	10177633	51	10147708	101	10052028	151	10147001
2	10105755	52	10201521	102	10126127	152	10218655
3	10132922	53	10199929	103	10170503	153	10119592
4	10223112	54	10177033	104	10200760	154	10123702
5	10208268	55	10197149	105	10110219	155	10204904
6	10128457	56	10193298	106	10199993	156	10153960
7	10160423	57	10198553	107	10219639	157	10102753
8	10134160	58	10179333	108	10159121	158	10193284
9	10176852	59	10183475	109	10098593	159	10169985
10	10149489	60	10198440	110	10086375	160	10164374
11	10210021	61	10153070	111	10168117	161	10175288
12	10070236	62	10162735	112	10185988	162	10037623
13	10162727	63	10222896	113	10164519	163	10215964
14	10166294	64	10069915	114	10204903	164	10085315
15	10209098	65	10102762	115	10187620	165	10177960
16	10095021	66	10187871	116	10138871	166	10077696
17	10186582	67	10142128	117	10174361	167	10067409
18	10076900	68	10149254	118	10214555	168	10216767
19	10191183	69	10167867	119	10133604	169	10199040
20	10197098	70	10193980	120	10191046	170	10199368
21	10145845	71	10036460	121	10212962	171	10190492
22	10169435	72	10134629	122	10176275	172	10190119
23	10103271	73	10197145	123	10112928	173	10113053
24	10162583	74	10080719	124	10185745	174	10210644
25	10152458	75	10172898	125	10068182	175	10219677
26	10094239	76	10090694	126	10207489	176	10149086
27	10140035	77	10183028	127	10177309	177	10202001
28	10210467	78	10127504	128	10220741	178	10174464
29	10047977	79	10179182	129	10223288	179	10191989
30	10162849	80	10181974	130	10057003	180	10146685
31	10129736	81	10164838	131	10066410	181	10171580
32	10160353	82	10175886	132	10182921	182	10088531
33	10134302	83	10179760	133	10145968	183	10088924
34	10171871	84	10078989	134	10179289	184	10134526
35	10101015	85	10213219	135	10044662	185	10029318
36	10168993	86	10212459	136	10075133	186	9892235
37	10117016	87	10070019	137	10075159	187	9827336
38	9995167	88	10181834	138	10205589	188	9907245
39	10195851	89	10199657	139	10070079	189	9900318
40	10193359	90	10212568	140	10192792	190	10042902
41	10195523	91	10085763	141	10156194	191	9905473
42	9997927	92	10164154	142	10223183	192	10038014
43	10206036	93	10149738	143	10144643	193	9944706
44	10119880	94	10082021	144	10221119	194	9966949
45	10173466	95	10185178	145	10075530	195	9198144
46	10026192	96	10205239	146	10181988	196	9681295
47	10064390	97	10212666	147	10127391	197	10039249
48	10196942	98	10128899	148	10153146	198	9873467
49	10068507	99	10185189	149	10172374	199	9984696
50	10208484	100	10175452	150	10191608	200	9889756

Exhibit B

Exceptions List

Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Sources
105	10110219	Expected Number of Collection Periods (months)	9	10
105	10110219	Calculated Receivables Yield	109.33%	95.62%
178	10174464	Origination Credit Score	795	669
193	9944706	Past Due Amount (net of syndication)	$44.00	$0.00
193	9944706	Days Past Due Status	B_1-30	A_Current
193	9944706	Missed Payment Factor	0.16	0.00
198	9873467	Origination Credit Score	592	651